UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________
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____________________________________________
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Avid Technology, Inc.
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Investor Presentation



Avid Technology Investor Presentation

April 2017

On March 30, 2017, the Company filed with the SEC a definitive proxy statement in connection with its annual meeting of stockholders. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT CAREFULLY IN ITS ENTIRETY. Stockholders may obtain a free copy of the definitive proxy statement through the website maintained by the SEC at www.sec.gov, and at the Company's website at www.avid.com.

Non-GAAP & Operational Measures

The following Non-GAAP (Adjusted) Measures & Operational Measures will be used in the presentation:

Non-GAAP Measures

- Adjusted EBITDA
- Adjusted Free Cash Flow
- Non-GAAP Revenue
- Non-GAAP Gross Margin
- Non-GAAP Operating Expenses

Operational Measures

- Bookings, Recurring Revenue Bookings
- Revenue Backlog

These non-GAAP measures are defined and reconciled with GAAP measures in our earnings press release tables, filed on Form 8-K on March 23, 2017, as well as in the supplemental financial information available on ir.avid.com, which also includes definitions of our operational measures. Avid believes the non-GAAP financial measures and operational metrics provided in this presentation provide helpful information to investors with respect to evaluating the Company's performance.

The presentation may also includes forward-looking non-GAAP financial measures, including non-GAAP Revenue, Adjusted EBITDA, non-GAAP Operating Expenses and Adjusted Free Cash Flow. Reconciliations of these forward-looking non-GAAP financial measures are not included in this presentation due to the high variability and difficulty in making accurate forecasts and projections of some of the excluded information, together with some of the excluded information not being ascertainable or accessible at this time. As a result, the Company is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measure without unreasonable efforts.

Safe Harbor Statement

Certain statements made within this presentation contain forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties, including projections and statements about our anticipated plans, objectives, expectations and intentions. Among other things, this presentation includes estimated results of operations for 2017, which estimates are based on a variety of assumptions about key factors and metrics that will determine our future results of operations, including, for example, anticipated market update of new products, realization of identified efficiency programs and market based cost inflation. Other forward-looking statements include, without limitation, statements based upon or otherwise incorporating judgments or estimates relating to future performance such as future operating results and expenses; earnings; bookings; backlog; product mix and free cash flow; our long-term and recent cost savings initiatives and the anticipated benefits therefrom; our future strategy and business plans; our product plans, including products under development, such as cloud and subscription based offerings. The projected future results of operations, and the other forward-looking statements in this presentation are based on current expectations as of the date of this presentation and subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. The guidance presented in this presentation is inherently uncertain and subject to numerous risks and uncertainties. Our actual future results of operations and cash flows could differ materially from those discussed in this presentation.

For additional information, including a discussion of some of the key risks and uncertainties associated with these forward-looking statements, please see the “Forward Looking Statements” section of our press release issued today, as well as the Risk Factors and Forward-Looking Statements sections of the Company’s 2016 Annual Report on Form 10-K filed with the SEC. Copies of these filings are available from the SEC, the Avid Technology web site or the Company’s Investor Relations Department.

Any forward-looking information relayed in this presentation speaks only as of today, and Avid undertakes no obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise, except as required by law.

Q4 2016 Highlights

Met or exceeded guidance for all metrics

- In-line with guidance for Bookings, Non-GAAP Revenue, and Adjusted Free Cash Flow
- Exceeded guidance for Non-GAAP Operating Expenses and Adjusted EBITDA
- Sequential bookings growth across all customer tiers and geographies
- Positive Adjusted Free Cash Flow

Execution in key focus areas drove strong performance

- NEXIS drives rebound in storage and Orad improves
- Continued growth of Cloud-enabled subscribers (2.4x from Q4'15) and digital (up 27% from Q4'15)
- Increasing traction with Enterprise deals, including global Enterprise and Cloud agreement signed with Al Jazeera
- Efficiency program yields 30% year-over-year reduction of Non-GAAP operating expenses

Trends demonstrate significant improvement in core operating results

- Adjusted Free Cash Flow improved $4.6 million sequentially
- Adjusted EBITDA is up $16.9 million year-over-year and up $9.4 million sequentially, excluding the impact related to pre-2011 amortization and elimination of implied PCS revenue
- $429 million of total revenue backlog and recurring revenue bookings provide good visibility into 2017 revenue

Transformation on-track and preparing for shift to next phase of growth

- Guidance includes positive Adjusted Free Cash Flow in 2017
- Amended noteholder agreement provides greater financial flexibility
- Continued investment in cloud-enabled applications and key partnerships, including Jetsen agreement
- Organization enhancements, including appointments to the leadership team, prepare business to scale

NEXIS Drives Rebound in Storage

NEXIS Storage

- World's first software-defined storage platform for media
- Enabled to run on cloud infrastructure
- More density, more capacity, and less expensive
- Successor to Avid's heritage storage product line



Q4 Storage Performance

- Storage bookings up **50%** sequentially
- NEXIS adoption by Enterprise customers drives rebound
- Significant headroom opportunity remains to return to historical run-rate

Q4 Customer Highlights

AMC NETWORKS: Standardizing on NEXIS to support artist suite and asset management applications used across organization

The Church of Jesus Christ of Latter-day Saints: Leveraging NEXIS to support broadcast workflows that boost efficiency and collaboration, and deliver 4K content

NEXIS Strategy

2016

- ✓ April: Initial NEXIS release (NAB conference)
- ✓ Q3: Existing Enterprise customers deferred upgrades and new customers postponed investments until release of NEXIS Enterprise offering
- ✓ September: NEXIS Enterprise offering released
- ✓ Q4: NEXIS gains traction with Enterprise customers

2017

- ❑ Continue to drive adoption among Avid's core Enterprise customers
- ❑ Pursue new customers through openness of platform to certified third parties, including Adobe Premier and Apple Final Cut for editing
- ❑ Preparing for cloud launch

Avid Everywhere Platform Making Progress in All Areas

Platform Adoption

42,700+ users

29% growth year over year

Vehicle for future cross-sales and maximizing lifetime value of customer

Shift to Recurring Revenue Bookings*

45% of Q4 2016

13% in Q1'12 (quarter low pre-transformation)

38% of full year 2016

17% in 2012 (pre-transformation)

Subscribers and Digital Sales Surging

Paying subscribers 2.4X *from Q4'15*

Digital sales up 27% *over Q4'15*

Cost Efficiencies on Track

30% year-over-year reduction in Q4 Non-GAAP operating expense

>$76 million of annualized savings executed by end of Q4'16

* On constant $ basis.

Strategy Drives more Recurring, more Visibility

Enterprise Customer Strategy

Pre-Transformation

- Periodic purchases with sporadic upgrades
- Hardware with some software and maintenance
- Heavy Capex model

Today

- Predictable, higher-dollar annual contracts
- Increasing mix of software and services
- Moving toward an Opex model

Benefits to Customer

- Simpler deployment model
- More comprehensive services
- Increasingly compelling ROI

Benefits to Avid

- Increased recurring revenue
- Stickier platform = longer LTV
- Lower retention costs

Individual Customer Strategy

Pre-Transformation

- Perpetual license model with modest maintenance and long upgrade cycles

Today

- Subscription
- Perpetual license with higher mix of recurring maintenance

Benefits to Customer

- Automatic updates and upgrades
- Access to customer support
- More flexible pricing and payment options

LTM Recurring* Revenue Bookings as % of Total



45%
40%
35%
30%
25%
20%
15%
Increasing mix to recurring even excluding Sinclair
Q4'13 Q1'14 Q2'14 Q3'14 Q4'14 Q1'15 Q2'15 Q3'15 Q4'15 Q1'16 Q2'16 Q3'16 Q4'16

Backlog of Recurring* Committed Contract Revenue



$225
$200
$175
$150
$125
$100
$75
Q4'13 Q1'14 Q2'14 Q3'14 Q4'14 Q1'15 Q2'15 Q3'15 Q4'15 Q1'16 Q2'16 Q3'16 Q4'16

Higher Recurring Revenue from Long-term Annual Contracts, Maintenance and Subscription

*Recurring includes maintenance, subscription and long-term committed contract revenue.

Enterprise pricing and Cloud ready licensing

Four Basic Components

Enterprise
Large Facility
Small Team

1. Progressive volume-based pricing for all software clients

2. Save more with option to bundle multiple client applications

Year 1 | Year 2 | Year 3

3. Save more with multi-year term


Client Count Per Month

4. Provision for capacity burst

On Premise | Cloud Hosted

Customer Benefits

- Minimize up-front costs and enjoy budgeting predictability
- Position operation to immediately benefit from cloud efficiency, migrate infrastructure as business need dictates
- Equip workforce with the best, most current standardized tools – within and across sites
- Peace of mind – single license covers on-prem or cloud
- Enjoy economies of scale by aggregating spend across departments and sites

Pro Tools Standalone Software Example





Pre-transformation economic model

- Periodic major product releases drive purchases
- Lumpy revenue
- Focus on traditional customer segments (e.g., Post)
- Market driving price declines
- Low maintenance attach rates

Today's economic model

- Subscription's lower upfront cost and favorable value proposition (includes support and updates) appeals to larger share of available market
- Subscription contract value is greater than perpetual + maintenance by year 3
- Digital channel drives programmatic renewals, upgrades and up-sell opportunities

Pro Tools Software	Purchase Method	Pricing Model	5-year Period Revenues						
			Year 1	Year 2	Year 3	Years 1-3	Year 4	Year 5	Total 5 Year
New Model	Perpetual Program*	$599 initial + $99 annual	599	99	99	797	99	99	$ 995
	Subscription Annual	$299 paid monthly or annually	299	299	299	897	299	299	$ 1,495
	Subscription Monthly	$29.99 per month	360	360	360	1,080	360	360	$ 1,799
Old Model	Purpetual Purchase*	$699 initial & $399 upgrade	699	0	0	699	0	399	$ 1,098

*Perpetual comparison excludes Support in assumptions. Support is an additional $99 per year for new model perpetual program.

Subscription Drives Recurring Revenue, New Customer Opportunities, Higher Life-time Value

Enterprise Deals Validate Strategy

ALJAZEERA — Global Enterprise Agreements and Cloud-based Newsroom Project

- ✓ Companies deepen relationship with multi-year, multi-million dollar enterprise-wide global agreement
- ✓ Implementation of enterprise pricing models for future solution deployments across global organization
- ✓ Collaborative technology initiative on cloud-based deployments, working together to pioneer newsroom workflows in the cloud that will help define the industry

dhx media — Multi-Year Enterprise Agreement

- ✓ Implementation of asset management workflows and NEXIS powered by MediaCentral across multiple sites
- ✓ Software subscriptions and support benefitting from continual product innovations, including cloud-based applications

FotoKem — Multi-Year Enterprise Agreement

- ✓ Upgrade of end-to-end Avid workflow, including its NEXIS storage and audio and video artist suite applications
- ✓ Enable greater operational efficiency while staying at the forefront of technology across multiple facilities

Jetsen Partnership to Drive Growth in Greater China

Guarantees minimum ~15% annual growth and $76M of bookings in first three years in Greater China

Jetsen provides broader market access and Cloud entry, while Avid achieves annualized operating cost savings of ~$3M

Commercial agreement is effective as of January 31st; reaffirms Avid's transformation and growth plans

$18M strategic equity investment will strengthen balance sheet; expected to close by end of Q2 2017


Jetsen
捷成世纪

Transformation on Track for Completion by Q2 2017

DEFINING EVENTS	Completion of roll-off of non-marketed products	Completion of the defined cost optimization projects ($76M in 2016 with additional $30M+ in 2017)	End of amortization of pre-2011 deferred revenue in all material respects
PRODUCT STRATEGY	Launch the platform	Add Applications (both internal and external)	Full Cloud and Enterprise pricing
ECONOMIC MODEL	Add growth and recurring elements	Remove noise from the system	More stable and clear

Q4 Results Compared to Guidance

$ Millions	Q4'16	Guidance Low	Guidance High
Bookings – Constant $	**$134.5**	**$115**	**$145**
Bookings	125.3	107	137
Non-GAAP Revenue	**115.3**	**105**	**120**
Non-GAAP Operating Expenses	**50.1**	**56**	**62**
Adjusted EBITDA	**25.2**	**9**	**16**
Adjusted Free Cash Flow	**$2.0**	**($5)**	**$5**

- Favorable to Guidance Range
  - Adjusted EBITDA
  - Non-GAAP Operating Expenses
- Within Guidance Range
  - Bookings
  - Non-GAAP Revenue
  - Adjusted Free Cash Flow

A GAAP to Non-GAAP reconciliation is available in the back of this presentation

Q4 – Sequential Growth in Bookings, EBITDA and Free Cash Flow

$ Millions	Q4'15	Q3'16	Q4'16	Growth % Fav/(UnFav) Seq	Growth % Fav/(UnFav) YoY
Bookings – Constant $	**$201.0**	**$94.8**	**$134.5**	**42%**	**(33%)**
Bookings	193.1	89.5	125.3	40%	(35%)
Non-GAAP Revenue	**139.7**	**119.0**	**115.3**	**(3%)**	**(17%)**
Revenue (excl Pre-2011 & Elim PCS)	120.6	101.7	104.9	3%	(13%)
Pre-2011 & Elim PCS	19.0	17.4	10.4	(40%)	(45%)
Non-GAAP Gross Margin	**84.9**	**77.5**	**71.4**	**(8%)**	**(16%)**
% of Revenue	*60.8%*	*65.1%*	*61.9%*		
Non-GAAP Operating Expenses	**71.3**	**58.4**	**50.1**	**14%**	**30%**
Adjusted EBITDA	**17.0**	**22.9**	**25.2**	**10%**	**48%**
EBITDA (excl Pre-2011 & Elim PCS)	(2.0)	5.5	14.9	170%	835%
Pre-2011 & Elim PCS	19.0	17.4	10.4	(40%)	(45%)
Adjusted Free Cash Flow	**$2.3**	**($2.6)**	**$2.0**	**177%**	**(14%)**

- Bookings improved sequentially across geographies, tiers and product categories
- Year-over-year bookings reflects large Sinclair deal in Q415
- Non-GAAP Operating Expenses benefit from $76M cost efficiency program and Q4 one-time favorable items
- Adjusted EBITDA increased 170% sequentially and 835% year-over-year excluding Pre-2011 and Elim PCS impact
- Positive Adjusted Free Cash Flow improves $4.6M sequentially

A GAAP to Non-GAAP reconciliation is available in the back of this presentation

Added GAAP Free Cash Flow Line For Clearer Reporting

Historical Reporting

(US$ in thousands)	Q416	2016
GAAP net cash (used in) provided by operating activities	**$ (270)**	**$ (49,195)**
Capital expenditures	(1,322)	(11,003)
Restructuring payments	1,959	10,940
Restatement payments	153	153
Acquisition, integration and other payments	24	1,841
Efficiency program payments	1,412	6,942
Adjusted Free Cash Flow	**$ 1,956**	**$ (40,322)**

Future Reporting

(US$ in thousands)	Q416	2016
GAAP net cash (used in) provided by operating activities	**$ (270)**	**$ (49,195)**
Capital expenditures	(1,322)	(11,003)
Free Cash Flow	**(1,592)**	**(60,198)**
Restructuring payments	1,959	10,940
Restatement payments	153	153
Acquisition, integration and other payments	24	1,841
Efficiency program payments	1,412	6,942
Non-Recurring Items	3,548	19,876
Adjusted Free Cash Flow	**$ 1,956**	**$ (40,322)**

- Historical presentation of Adjusted Free Cash Flow includes adjustments for Non-Recurring Items
- Going forward, considering presentation of Free Cash Flow, which is defined as GAAP Net Cash Provided by Operating Activities less Capital Expenditures
- Efficiency program one-time costs to be completed in 2018

Sequential Bookings Growth Includes Continued Mix Shift to Recurring



Constant Currency Bookings
$160
$140
$120
$100
$80
$60
$40
$20
$-
$ Millions
42% Sequential Growth
Recurring 39% of Total
Recurring 45% of Total
Q3'16
Q4'16
All Other Bookings
Bookings Related to Recurring Revenue

- Product bookings were a driver of sequential growth
- Shift to bookings related to recurring revenue continues
- Revenue visibility becomes clearer with higher mix of recurring revenue

Efficiency program drives profitable, scalable model

Efficiency program driving substantial reduction in Non-GAAP Operating Expenses



$ Millions
$75
$70
$65
$60
$55
$50
$45
$71M
$50M
Q3'15
Q4'15
Q1'16
Q2'16
Q3'16
Q4'16

Selected Milestones of the Transformation

- R&D
  - Significant product rationalization
    - Introduced over 44 new products
    - Exited 11 non-revenue producing products
  - Shift to shared development platforms
    - Reduced resources needed by 25%
- G&A
  - Headcount reduction
  - Facilities moved to lower cost locations

Exceeded $76M Plan, Executing Additional $30M in 2017

A GAAP to Non-GAAP reconciliation is available in the back of this presentation

2016 Results vs Prior Year

$ Millions

			Variance Fav/(Unfav)	
	2015	**2016**	**$**	**%**
Non-GAAP Revenue	**$506.5**	**$512.5**	**$6.1**	**1%**
Revenue (Excl Pre-2011 & Elim PCS)	425.4	434.9	9.4	2%
Pre-2011 & Elim PCS	81.0	77.7	(3.4)	(4%)
Non-GAAP Gross Margin	**313.9**	**341.6**	**27.7**	**9%**
% of Revenue	*62.0%*	*66.6%*		
Non-GAAP Operating Expenses	**272.4**	**240.7**	**31.7**	**12%**
Adjusted EBITDA	**55.2**	**116.0**	**60.9**	**110%**
EBITDA (Excl Pre-2011 & Elim PCS)	(25.9)	38.4	64.2	248%
Pre-2011 & Elim PCS	81.0	77.7	(3.4)	(4%)
Adjusted Free Cash Flow	**($35.3)**	**($40.3)**	**($5.0)**	**(14%)**

- Non-GAAP Revenue increased modestly year-over-year
- Non-GAAP Gross Margin expansion of ~460 bps year-over-year
- Non-GAAP Operating Expenses reflect cost efficiency efforts
- Adjusted EBITDA improves with and without Pre-2011 & Elim PCS adjustment

A GAAP to Non-GAAP reconciliation is available in the back of this presentation

Key Balance Sheet Metrics

$ Millions

	Q4'15	Q3'16	Q4'16
Reported Cash	$17.9	$47.7	$44.9
Accounts Receivable	58.8	40.9	43.5
DSO	*38*	*31*	*34*
Net Inventory	48.1	55.6	50.7
Turns	*4.0*	*3.2*	*3.3*
Deferred Revenue	348.4	240.0	225.7
Long Term Debt	96.0	188.3	188.8
Backlog (Off Balance Sheet)	$203.7	$197.2	$203.6

- Liquidity adequate at $50M
- DSO remains low at 34 days
- Inventory down sequentially with higher product shipments
- Deferred Revenue lower largely due to Pre-2011 & Elim PCS impact
- Backlog (Off Balance Sheet) flat year-over-year and up sequentially reflecting Q4 enterprise deals

Amendment Provides Cushion Now Through End of the Term

	2017
Term Loan (1/1/17)	$96,250
Principal Payment	(5,000)
Excess Cash Sweep	
Term Loan (12/31/17)	91,250
Convertible Debt	125,000
Total Debt	$216,250
Adjusted EBITDA *	$50,000
Term Loan Ratio	1.8
Convertible Debt Ratio	2.5
Total Debt Ratio to Adjusted EBITDA	4.3
Net Debt Ratio to Adjusted EBITDA	3.3
Net Debt (with Jetsen) Ratio to Adjusted EBITDA	2.9

- Principal amortization payments $5M in 2017, $12.5M thereafter ($78.75M principal)
- Excess cash sweep debt requirement
- Non-recurring expenses related to $30M efficiency program in 2017 subside
- Liquidity and net debt improvement with $18M Jetsen equity investment
- Operating leverage to improve liquidity and net debt position
- Debt amendment provides more favorable covenants and financial flexibility
- Debt ratio is at a comfortable level

*Adjusted EBITDA 2017 assumes a midpoint of $50M. 2017 guidance range was $45-$55M.

Financing Amendment Provides Greater Flexibility

Covenant Leverage Ratio

	Q2'17	Q3'17	Q4'17	Q1'18- Q4'18	Q1'19	Q2'19- Q4'19	Q1'20	Q2'20	Q3'20
Original Leverage Ratio	3.50	3.50	3.30	3.00	2.50	2.50	2.50	2.50	2.50
Amended Leverage Ratio	4.20	4.75	4.80	4.40	4.40	3.50	3.50	3.00	2.50
Favorable Ratio Change	0.70	1.25	1.50	1.40	1.90	1.00	1.00	0.50	-

- Agreement effective March 14, 2017
- Improves Covenant Leverage Ratio (Total Debt to LTM Adjusted EBITDA)
  - More accurately reflects the impact related to the elimination of implied PCS revenue
- Provides more flexibility in managing cash
- Allows additional room for continued cost efficiency program

Full Year 2017 Guidance

$ Millions	2016	2017 Full Year Guidance Low	2017 Full Year Guidance High
GAAP Revenue (except where noted)	**$512.5**(1)	**$405**	**$435**
Revenue (excl Pre-2011 & Elim PCS)	434.9	392	422
Pre-2011 & Elim PCS	77.7	13	13
Non-GAAP Operating Expenses	**240.7**	**205**	**220**
Adjusted EBITDA	**116.0**	**45**	**55**
EBITDA (excl Pre-2011 & Elim PCS)	38.4	32	42
Pre-2011 & Elim PCS	77.7	13	13
Adjusted Free Cash Flow	**($40.3)**	**$7**	**$20**

- Revenue impacted by reduction of Pre-2011 & Elim PCS and shift to Recurring Revenue
- Transformation complete by Q2, financial model becomes significantly less impacted by revenue accounting
- Cost Efficiency program continues to strengthen the P&L
- Adjusted Free Cash Flow improvement of over $50 million as adjusted EBITDA conversion becomes more normalized

(1) 2016 Revenue is non-GAAP and includes a $594K adjustment related to amortization of acquired deferred revenue related to Orad.

This slide contains forward-looking statements regarding our anticipated future results of operations and cash flows, which are inherently uncertain and subject to numerous risks and uncertainties. Our actual future results of operations and cash flows could differ materially from those shown on this page. For a discussion of some of the key risks and uncertainties associated with these forward-looking statements, please see the Safe Harbor Statement on slide 4 of this presentation.

A GAAP to Non-GAAP reconciliation is available in the back of this presentation

Common needs across the media industry
Key challenges facing the media industry

Create High-quality, Engaging Content

Increasing Rate of **Content Creation**



Distribute to More Devices & Channels

Exponential Growth of **Distribution Platforms**



Maximize & Protect Value of Assets

Continued Increase in **Content Consumption**



Ensure Operational & Capital Efficiency

Media Tech Budgets Have Not Kept Pace



Avid Everywhere addresses industry's key challenges

The Avid Everywhere ecosystem enables our customers to work more efficiently, collaboratively, flexibly and securely across the new media value chain, from media creation to distribution and monetization

New Media Value Chain



Create
Production
Post Production
Multiplatform Distribution
Experience Integration
Pre-Production
Workflow Planning
Smart-media creation, digitalization and collaboration
Media Lifecycle Management
Metadata Analytics
Personalized delivery and experience management
Consumption
Measurement and Interaction
Collaboration Enablement
Rich Indexing
Distribution Orchestration
Customization/ Personalization
Monetize
Avid MediaCentral Platform

Avid Everywhere Solution



Avid MediaCentral Platform
Common User Experience
iOS
3G/4G
Marketplace
Artist Community
Avid App Store
Cloud Storage
Avid Content Marketplace
Artist Suite
Graphics Authoring
Video (NLE)
Audio (DAW)
Notation & Scoring
Pro Mixing
Live Sound
Studio Suite
Broadcast Graphics
Replay Servers
Sports Enhancement
Telestration
Virtual Studio
Augmented Reality
Video Wall Control
Media Suite
Asset Management
Workflow Management
Newsroom Management
Social Media Management
Channel Branding & Playout
Multiplatform Distribution
Storage Suite
Storage Ingest & Playout
Small Workgroup Storage
Facility Class Storage
Enterprise Class Storage
Common Services
Common Engines

Comprehensive Global Distribution



Category-leading Brands

Pro Tools

Media Composer

iNEWS

Interplay

NEXIS

Leverage shared services MediaCentral™ platform



Common User Experience
iOS
3G/4G
Marketplace
Artist Community
Avid App Store
Cloud Storage
Avid Content Marketplace
Artist Suite
Graphics Authoring
Video (NLE)
Audio (DAW)
Notation & Scoring
Pro Mixing
Live Sound
Studio Suite
Broadcast Graphics
Replay Servers
Sports Enhancement
Virtual Studio
Augmented Reality
Video Wall Control
Media Suite
Asset Management
Workflow Management
Newsroom Management
Social Media Management
Channel Branding & Playout
Multiplatform Distribution
Storage Suite
Storage Ingest & Playout
Workgroup Storage
Enterprise Storage
Nearline Storage
Common Services
Common Engines
Avid MediaCentral Platform

Add Avid and Alliance Partner apps to maximize lifetime value



Tier 1
Tier 2
Tier 3
Up Sell
$20B addressable
$8B addressable
Cross-Sell
$54B
Total Market

Market Expansion

Scalable up and down market through flexible pricing and deployment

New Revenue Streams

Opportunities for renewals, support and service add-ons

Lower Costs

Common platform designed to lower R&D costs and increase speed to market

Fast Forward to Our Future

Q1, 2017	Q2, 2017	Q3, 2017	Q4, 2017

Complete Transformation
- Organizational structure optimized
- Facilities and talent alignment finished
- Cost structure aligned to forward strategy

Prepare for Growth
- Strategic initiatives
- New sales model
- Ready for the Cloud

Focus on Growth
- Begin the journey into the Cloud
- Aggressive commercial and "selling" focus
- Customer-centric with operational excellence

< < < Transformation Phase

Growth Phase > > >

Avid Customer Association

Customer led, engaged membership community that contributes to Avid's product direction, strategic investments, services and emerging areas

- 40% of new functionality in Media Composer in 2016 is a direct result of ACA engagement

Over 8,500 members

- Growth of ~3,000/yr over last two years
- Forecasting 12,000 members by year end

Over 8,500 members

Join us for the next major unveiling of our Cloud strategy and product innovations at **Avid Connect 2017**

April 22-23 in Las Vegas

followed by the NAB Conference

Q4 2016 Highlights

Met or exceeded guidance for all metrics

Execution in key focus areas drove strong performance

Trends demonstrate significant improvement in core operating results

Transformation on-track and preparing for shift to next phase of growth

Reconciliations of GAAP to Non-GAAP Financial Measures

Reconciliations of GAAP financial measures to Non-GAAP financial measures
(unaudited - in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,		Three Months Ended September 30,		Three Months Ended March 31,	
Non-GAAP revenue	2016	2015	2016	2015	2016	2015	2016	2015
GAAP revenue	$ 115,295	$ 138,806	$ 511,930	$ 505,595	$ 119,019	$ 137,436	$ 143,547	$ 119,586
Amortization of acquired deferred revenue	-	858	594	858	-	-	269	-
Non-GAAP revenue	115,295	139,664	512,524	506,453	119,019	137,436	143,816	119,586
Pre-2011 Revenue	2,268	12,017	24,772	58,543	5,368	13,635	9,338	17,483
Elim PCS	8,100	7,000	52,900	22,500	12,000	15,500	17,600	-
Non-GAAP Revenue w/o Pre-2011 and Elim	104,927	120,647	434,852	425,410	101,651	108,301	116,878	102,103
Non-GAAP gross profit								
GAAP gross profit	69,469	81,944	332,723	308,150	75,391	87,814	100,063	72,094
Amortization of acquired deferred revenue	-	858	594	858	-	-	269	-
Amortization of intangible assets	1,950	1,950	7,800	4,063	1,950	1,950	1,950	-
Stock-based compensation	(48)	171	440	823	157	183	179	254
Non-GAAP gross profit	71,371	84,923	341,557	313,894	77,498	89,947	102,461	72,348
Pre-2011 Revenue	2,268	12,017	24,772	58,543	5,368	13,635	9,338	17,483
Elim PCS	8,100	7,000	52,900	22,500	12,000	15,500	17,600	-
Non-GAAP gross profit w/o Pre-2011 and Elim	61,003	65,906	263,885	232,851	60,130	60,812	75,523	54,865
Non-GAAP operating expenses								
GAAP operating expenses	58,518	82,296	268,708	301,177	66,887	73,409	74,316	70,979
Less Amortization of intangible assets	(363)	(786)	(2,498)	(2,354)	(567)	(786)	(786)	(374)
Less Stock-based compensation	(1,847)	(1,612)	(7,475)	(8,691)	(1,571)	(2,206)	(1,919)	(2,208)
Less Restructuring costs, net	(4,959)	(5,766)	(12,837)	(6,305)	(5,314)	-	(2,777)	-
Less Restatement costs	(109)	(51)	(295)	(1,039)	(38)	(287)	(80)	(1,807)
Less Acquisition, integration and other costs	(129)	(1,595)	(587)	(9,232)	336	(1,965)	(515)	(2,342)
Less Efficiency program costs	(967)	(1,144)	(4,305)	(1,144)	(1,338)	-	(716)	-
Non-GAAP operating expenses	50,144	71,342	240,711	272,412	58,395	68,165	67,523	64,248
Non-GAAP operating income								
GAAP operating income (loss)	10,951	(352)	64,015	6,973	8,504	14,405	25,747	1,115
Amortization of acquired deferred revenue	-	858	594	858	-	-	269	-
Amortization of intangible assets	2,313	2,736	10,298	6,417	2,517	2,736	2,736	374
Stock-based compensation	1,799	1,783	7,915	9,514	1,728	2,389	2,098	2,462
Restructuring costs, net	4,959	5,766	12,837	6,305	5,314	-	2,777	-
Restatement costs	109	51	295	1,039	38	287	80	1,807
Acquisition, integration and other costs	129	1,595	587	9,232	(336)	1,965	515	2,342
Efficiency program costs	967	1,144	4,305	1,144	1,338	-	716	-
Non-GAAP operating income	21,227	13,581	100,846	41,482	19,103	21,782	34,938	8,100
Adjusted EBITDA								
Non-GAAP operating income (from above)	21,227	13,581	100,846	41,482	19,103	21,782	34,938	8,100
Depreciation	3,997	3,416	15,181	13,672	3,762	3,168	3,611	3,677
Adjusted EBITDA	25,224	16,997	116,027	55,154	22,865	24,950	38,549	11,777
Pre-2011 Revenue	2,268	12,017	24,772	58,543	5,368	13,635	9,338	17,483
Elim PCS	8,100	7,000	52,900	22,500	12,000	15,500	17,600	-
Adjusted EBITDA w/o Pre-2011 and Elim	14,856	(2,020)	38,355	(25,889)	5,497	(4,185)	11,611	(5,706)
Adjusted free cash flow								
GAAP net cash (used in) provided by operating activities	(270)	2,061	(49,195)	(34,026)	(3,909)	(9,873)	(11,209)	4,630
Capital expenditures	(1,322)	(4,220)	(11,003)	(15,330)	(2,360)	(4,368)	(4,518)	(2,940)
Restructuring payments	1,959	564	10,940	1,616	1,496	316	3,533	428
Restatement payments	153	321	153	3,945	-	-	-	2,117
Acquisition, integration and other payments	24	1,988	1,841	6,946	196	3,368	773	-
Efficiency program payments	1,412	1,556	6,942	1,556	1,947	-	1,981	-
Adjusted free cash flow	$ 1,956	$ 2,270	$ (40,322)	$ (35,293)	$ (2,630)	$ (10,557)	$ (9,440)	$ 4,235

These non-GAAP measures reflect how Avid manages its businesses internally. Avid's non-GAAP measures may vary from how other companies present non-GAAP measures. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles. This non-GAAP information supplements, and is not intended to represent a measure of performance in accordance with, disclosures required by generally accepted accounting principles, or GAAP. Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in accordance with GAAP.